WESTERN ASSET FUNDS, INC.

SUPPLEMENT DATED MARCH 10, 2011 TO THE

SUMMARY PROSPECTUS AND PROSPECTUS, EACH DATED

APRIL 30, 2010, OF

WESTERN ASSET NON-U.S. OPPORTUNITY BOND PORTFOLIO

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated April 30, 2010, as supplemented on June 14, 2010 and March 10, 2011, and as may be amended or further supplemented, the fund’s statement of additional information, dated April 30, 2010, as supplemented May 21, 2010 and June 14, 2010, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2009, are incorporated by reference into this Summary Prospectus.

The sub-section labeled “Portfolio managers” in the “Management” section of the fund’s Summary Prospectus and Prospectus is deleted and replaced with the following:

Portfolio managers: S. Kenneth Leech and Stephen A. Walsh. Messrs. Leech and Walsh have been portfolio managers for the fund since its inception. These portfolio managers work together with a broader investment management team.

The following text replaces corresponding disclosure in the “Portfolio managers” sub-section of the “More on Fund Management” section of the fund’s Prospectus:

Western Asset Non-U.S. Opportunity Bond Portfolio. The portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are S. Kenneth Leech and Stephen A. Walsh. Mr. Leech and Mr. Walsh have been employed as portfolio managers for Western Asset for at least the past five years. Mr. Leech and Mr. Walsh have been portfolio managers to the fund since its inception in 1998.

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